UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2011
VERISK ANALYTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 469-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On April 6, 2011, Verisk Analytics, Inc. (the “Company”), certain of the Company’s subsidiaries (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”) entered into a Senior Notes Indenture dated as of April 6, 2011 (the “Base Indenture”), as supplemented by a First Supplemental Indenture dated as of April 6, 2011 (the “Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), providing for the issuance of $450 million aggregate principal amount of the Company’s 5.800% Senior Notes due 2021 (the “Notes”) and full and unconditional guarantees, on a joint and several basis, by the Guarantors (the “Guarantees”). The Company and the Guarantors registered the sale of the Notes and the Guarantees with the Securities and Exchange Commission pursuant to an automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-173135) filed on March 29, 2011. The Base Indenture, the form of which was previously filed as Exhibit 4.3 to the Registration Statement, and the Supplemental Indenture, which includes the form of the Notes, are filed herewith.
     The Notes bear interest at 5.800% per annum. Interest is payable on May 1 and November 1 of each year beginning November 1, 2011, until the maturity date of May 1, 2021. The Company may redeem the Notes, in whole or in part, at any time and from time to time at the applicable redemption price described in the Indenture.
     The Indenture contains certain restrictions, including a limitation that restricts the Company’s ability and the ability of its subsidiaries to incur liens and enter into sale and leaseback transactions. The Indenture also restricts the ability of the Company and the Guarantors to consolidate, merge or transfer all or substantially all of their assets, and requires the Company to offer to repurchase the Notes upon certain change of control events.
The foregoing descriptions of the Base Indenture, the Supplemental Indenture and the Notes are qualified in their entirety by reference to the Base Indenture and the Supplemental Indenture (including the form of the Notes attached thereto), which are filed herewith as Exhibits 4.1 and 4.2 and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The description contained under Item 1.01 above is incorporated by reference in its entirety into this Item 2.03.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
     The following exhibits are filed as part of this Report.

Exhibit	Description
4.1	Senior Notes Indenture, dated as of April 6, 2011, among Verisk Analytics, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of April 6, 2011, among Verisk Analytics, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.
Date: April 6, 2011	By:	/s/ Kenneth E. Thompson
		Name:	Kenneth E. Thompson
		Title:	Executive Vice President, General Counsel and Corporate Secretary

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